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                                                                    EXHIBIT 99.1


               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                        REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS


I, Archie W. Dunham, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Conoco Inc. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit and Compliance Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o The Annual Report on Form 10-K of Conoco Inc. for the fiscal year ended December 31, 2001;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Conoco Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o    any amendments to any of the foregoing.


/s/ Archie W. Dunham                           Subscribed and sworn to
------------------------------                 Before me this 9th day of
Name:  Archie W. Dunham                        August 2002.
Title: Chief Executive Officer
Date:  August 9, 2002                          Patricia Dybala
                                               -------------------------------
                                               Notary Public


[Seal of Notary Public]                        My Commission Expires:
                                               February 15, 2004